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                                                                    EXHIBIT 99.3

                                                                  CONFORMED COPY



                        AGREEMENT AND SECOND AMENDMENT dated as of November 14,
                   2000 (this "Amendment"), to the Competitive Advance and Revolving Credit Facility Agreement (Facility B) dated as of June 27, 1997, as amended by Agreement and First Amendment dated as of November 2, 1999 (the "Credit Agreement"), among SERVICE CORPORATION INTERNATIONAL, a Texas corporation (the "Company"), the borrowing subsidiaries from time to time party thereto (the "Borrowing Subsidiaries"), the banks from time to time party thereto (the "Banks") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") for the Banks.

              The Company, the Majority Banks (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in the Credit Agreement) and the Administrative Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.  Amendments to Credit Agreement.

         (a)  Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) by inserting the following new definitions in the appropriate alphabetical order therein:

                  ""Asset Sale" means any sale, transfer or other disposition (including by way of merger, casualty, condemnation or otherwise) by the Company or any of its Subsidiaries (other than to the Company or any of its Subsidiaries) of any asset (including any Equity Interest in any Subsidiary or other Person), other than sales of (i) inventory,
         (ii) excess land and (iii) other assets, in each case in the ordinary course of business; provided that (A) each such sale, transfer or other disposition that generates Net Cash Proceeds in excess of $1,000,000 per transaction or series of related transactions cannot be made in reliance on clauses (ii) and (iii) and shall be deemed to be an "Asset Sale" and (B) all such sales, transfers or other dispositions made in reliance on clauses (ii) and (iii) shall not exceed $10,000,000 in the aggregate."

                  ""Asset Swap" shall mean any transfer of assets of the Company or any Subsidiary to any Person other than the Company or an Affiliate of the Company in exchange for assets of such Person."

                  ""Capital Expenditures" means, for any period and with respect to any Person, all expenditures during such period by such Person that would be classified as capital expenditures in accordance with GAAP, but excluding any such expenditure (other than of cash or cash equivalents) deemed made by reason of any Asset Swap; provided that to the extent such Asset Swap does require cash or cash equivalent consideration to be paid (at the time of the Asset Swap or in the future) by the Company or any Subsidiary in connection therewith, such cash consideration shall be deemed to be a "Capital Expenditure"."

                  ""Consolidated Interest Coverage Ratio" means, for any period, the ratio of (a) Consolidated EBITDA of the Company and its Subsidiaries for such period minus


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         Capital Expenditures of the Company and its Subsidiaries for such period to (b) Interest Expense of the Company and its Subsidiaries for such period."

                  ""Distribution" means (a) dividends or other distributions or payments on capital stock or other Equity Interests of the Company (except distributions in such stock or other Equity Interests) and (b) the redemption or acquisition for cash or any other consideration of Equity Interests of the Company or of warrants, rights or other options to purchase Equity Interests of the Company (except when solely in exchange for Equity Interests of the Company) unless made, contemporaneously, from the net proceeds of a sale of Equity Interests of the Company."

                  ""Equity Interests" means, with respect to any Person, shares of the capital stock, partnership interests or other equity interests in such Person or any warrants, options or other rights to acquire any such equity interests."

                  ""Equity Issuance" shall mean any issuance or sale by the Company or any Subsidiary of any Equity Interests of the Company or any Subsidiary, as applicable, or any obligations convertible into or exchangeable for, or giving any Person a right, option or warrant to acquire such Equity Interests or such convertible or exchangeable obligations, except in each case for (a) any issuance or sale to the Company or any Subsidiary, (b) any issuance of directors' qualifying shares and (c) sales or issuances of common stock or stock options of the Company to directors, management or employees of the Company or any Subsidiary under any employee stock option or stock purchase plan or employee benefit plan in existence from time to time."

                  ""Second Amendment Effective Date" shall mean November 17, 2000."

                  ""Net Cash Proceeds" means, with respect to any Asset Sale, the cash proceeds thereof (including (a) any insurance, condemnation or similar proceeds to the extent such proceeds are not applied within 365 days after receipt thereof to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property and (b) cash proceeds subsequently received in respect of noncash consideration initially received), net of (i) selling expenses (including reasonable broker's fees or commissions, legal fees, transfer and similar taxes and the Company's good faith estimate of income taxes paid or payable in respect of such sale) and (ii) the principal, premium or penalty, if any, and interest accrued on any Debt which is secured by the asset sold in such Asset Sale and which is required to be repaid with the proceeds thereof."

                  (ii) by amending and restating the following definitions in their entirety as follows:

                  ""Interest Expense" means, with respect to any period, the total interest expense of the Company and its consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP."

                  ""Net Worth" means, in relation to the Company and its Subsidiaries, Consolidated Assets of the Company less total consolidated liabilities of the Company and its Consolidated Subsidiaries, as determined in accordance with GAAP; provided that in computing Net Worth for all purposes other than Section 5.02(b), the first $950,000,000 of diminishment in Net Worth recognized in accordance with GAAP after the Second

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         Amendment Effective Date in connection with Asset Sales (including decreases in Net Worth from asset impairment charges recognized in connection with writing down assets and Subsidiaries to fair value before disposal in accordance with GAAP), shall be excluded."

         (b) Article II of the Credit Agreement is hereby amended by inserting a new Section 2.24 at the end thereof, which shall read in its entirety as follows:

                  "SECTION 2.24. Mandatory Commitment Reductions and Prepayments. (a) Upon the receipt by the Company or any Subsidiary (or by any other Person at the direction of the Company or any Subsidiary) of any Net Cash Proceeds from any Asset Sale, the Commitments and the "Commitments" under and as defined in the Facility A Credit Agreement shall, subject to paragraph (b) of this Section, be reduced at such time as is specified in paragraph (b) of this Section, ratably in accordance with the amounts thereof, by an aggregate amount equal to 60% of the amount of such Net Cash Proceeds (the "Reduction Percentage").

                  (b) (i) Individual Asset Sales which generate Net Cash Proceeds of less than $250,000 are not subject to the requirements of this Section 2.24, (ii) individual Asset Sales which generate Net Cash Proceeds between $250,000 and $5,000,000 will be aggregated over each fiscal quarter and a mandatory Commitment reduction equal to the Reduction Percentage of such aggregate Net Cash Proceeds shall be made on the last Business Day of each fiscal quarter; provided that if the amount of Net Cash Proceeds so aggregated at any time exceeds $10,000,000, a mandatory Commitment reduction equal to the Reduction Percentage of such aggregated proceeds shall be made on the third Business Day, with any remainder Net Cash Proceeds generated after such time being applied to reduce Commitments in an amount equal to the Reduction Percentage of such remainder Net Cash Proceeds on the last Business Day of each fiscal quarter, and (iii) with respect to individual Asset Sales which generate Net Cash Proceeds in excess of $5,000,000, the Reduction Percentage of such Net Cash Proceeds shall be applied by the third Business Day following receipt thereof to reduce Commitments.

         (c) Section 5.02(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(i) The Company will not permit the ratio of Consolidated Debt to Total Capitalization at any time to be greater than .55 to 1.0; provided that in computing Consolidated Debt and Total Capitalization for purposes of this paragraph, losses from asset impairment charges recognized in connection with writing down assets and Subsidiaries to fair value before disposal in accordance with GAAP after the Second Amendment Effective Date in connection with proposed dispositions thereof, shall be excluded until such time as such dispositions are actually consummated."

         (d) Section 5.02(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(ii) The Company will not permit the sum of (A) the aggregate amount of Debt of its Subsidiaries (other than Debt held by the Company and Debt under this Agreement and the Facility A Credit Agreement) plus
         (B) Assured Obligations of its Subsidiaries to exceed $700,000,000 after the Second Amendment Effective Date."

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         (e) Section 5.02(d)(vi) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(vi) The Company or any of its Subsidiaries may sell or otherwise dispose of all or any part of their respective assets if, after giving effect to such sale or other disposition, the aggregate amount of all such sales and dispositions made by the Company and its Subsidiaries on or after the Second Amendment Effective Date (including all dispositions pursuant to clause (v) above), shall not exceed $3,400,000,000 (it being agreed that the "amount" of any sale or disposition shall equal the book value of the assets sold or disposed of as of September 30, 2000)."

         (f) Section 5.02(j) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(j) Interest Coverage. The Company will not permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, to be less than 1.75 to 1.00."

         (g) Section 5.02 of the Credit Agreement is hereby amended by inserting the following new paragraphs (k), (l) and (m) at the end thereof, which shall read in their entirety as follows:

                  "(k) Certain Acquisitions. The Company will not, and will not permit its Subsidiaries to, acquire, whether directly or indirectly, and whether by purchase, pursuant to any merger or other business combination or otherwise, any Equity Interests in any Person, or any other assets; provided, that the Company and its Subsidiaries may (i) purchase inventory or make capital expenditures needed in the ordinary course of the existing businesses of the Company and the Subsidiaries and (ii) acquire other Equity Interests and assets to the extent that the aggregate amount or fair market value of the consideration paid or payable in cash and the Debt incurred or assumed in connection therewith for all such acquisitions after the Second Amendment Effective Date does not exceed $25,000,000.

                  (l) Prepayment, Etc. of Debt. The Company will not, and will not permit its Subsidiaries to, prepay, redeem, repurchase, defease or otherwise retire any Debt that by its terms becomes due after June 27, 2002, other than (i) Debt issued under the Indenture dated as of November 1, 1987 (the "Medium Term Notes"), between the Borrower and Irving Trust Company, as trustee, up to an aggregate principal amount not to exceed $36,000,000, (ii) the principal, premium or penalty, if any, and interest accrued on any Debt which is secured by an asset sold and which is required to be repaid with the proceeds thereof, or (iii) as required by the terms of such Debt as in effect on the Second Amendment Effective Date (or, in the case of Debt incurred after the Second Amendment Effective Date, on the date such Debt is incurred), without giving effect to any amendment or other modification thereof. Notwithstanding the foregoing, the Company may prepay "Debt", as defined in this Agreement and the Facility B Credit Agreement, with the proceeds of any Equity Issuance.

                  (m) Distributions. The Company will not, and will not permit any Subsidiary to, at any time, declare or make, or incur any liability to declare or make, any Distribution. Notwithstanding the foregoing,
         (i) the Subsidiaries shall not be prohibited from making Distributions to the Company and other Subsidiaries, (ii) so long as there shall exist no

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         Default or Event of Default, the Company may repurchase outstanding shares of its common stock as required by employee plans or other contracts existing on the Second Amendment Effective Date, provided that the aggregate amount of such repurchases made by the Company pursuant to this clause (ii) shall not exceed $5,000,000 in the aggregate and (iii) so long as there shall exist no Default or Event of Default, the Subsidiaries may make Distributions to minority shareholders in an aggregate amount not to exceed $10,000,000.

                  SECTION 2.  Representations and Warranties.

                  The Company represents and warrants to each other party hereto that on and as of the date of this Amendment, both immediately prior to and after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 3.   Amendment Fees.

                  In consideration of the agreements of the Banks contained herein, the Company agrees to pay to each Bank that returns an executed signature page of this Amendment not later than 5:00 p.m., Houston time, on November 30, 2000, through the Administrative Agent, an amendment fee (an "Amendment Fee") equal to 0.10% of the Commitment of such Bank (whether used or unused); provided, that no Amendment Fees shall be payable hereunder if this Amendment shall not have been executed by Banks constituting the Majority Banks on or prior to November 30, 2000. The Amendment Fees shall be payable in immediately available funds on the Second Amendment Effective Date. Once paid, the Amendment Fees shall not be refundable.

                  SECTION 4.  Effectiveness.

                  The amendments provided for in Section 1 shall become effective as of the Second Amendment Effective Date upon the satisfaction of the following conditions:

                  (a) the Administrative Agent shall have received the Amendment Fees owed to the Banks under Section 3;

                  (b) the Administrative Agent or its counsel shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Company, each Borrowing Subsidiary and Banks constituting the Majority Banks;

                  (c) the Administrative Agent or its counsel shall have received counterparts of an Amendment to the Facility B Credit Agreement comparable in substance to this Amendment which, when taken together, bear the signatures of the Company, each "Borrowing Subsidiary" and "Banks" constituting the "Majority Banks" (as such terms are defined in the Facility B Credit Agreement); and

                  (d) the representations and warranties set forth in Section 2 shall be true and correct;



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provided, that if the foregoing conditions to effectiveness shall not have been satisfied by 5:00 p.m., Houston time, on November 30, 2000, then such amendments shall not thereafter become effective and shall be of no force or effect.

                  SECTION 5.  Effect of Amendment.

                  Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend, constitute a waiver of or in any way affect the rights and remedies of the Banks or the Administrative Agent under, or any of the terms, conditions, obligations, covenants or agreements contained in, the Credit Agreement or any related document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any related document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  SECTION 6.  Counterparts.

                  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 7.  Applicable Law.

                  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 8.  Headings.

                  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       SERVICE CORPORATION
                                       INTERNATIONAL

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:

                                       611102 SASKATCHEWAN LTD.

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       SERVICE CORPORATION
                                       INTERNATIONAL PLC

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       SCI INTERNATIONAL LIMITED

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       SERVICE CORPORATION
                                       INTERNATIONAL AUSTRALIA PTY
                                       LIMITED

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       SCI NEDERLAND B.V.

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       SERVICIOS FUNERARIOS DE ZARAGOZA, S.A.

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       THE CHASE MANHATTAN BANK,
                                       individually and as Administrative Agent

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:

                                       Name of Institution:
                                       BAUPOST GROUP SECURITIES L.L.C.

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       Name of Institution:
                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:

                                       Name of Institution:
                                       ROYAL BANK OF CANADA

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       Name of Institution:
                                       UBS AG, STAMFORD BRANCH

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       Name of Institution:
                                       ABN AMRO BANK N.V.

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       Name of Institution:
                                       SANPAOLO IMI S.P.A.

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:

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                                       Name of Institution:
                                       CIBC INC.

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       Name of Institution:
                                       SUNTRUST BANK

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       Name of Institution:
                                       CREDIT COMMERCIAL DE FRANCE

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       Name of Institution:
                                       SOCIETE GENERALE

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       Name of Institution:
                                       WESTPAC BANKING CORPORATION

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       Name of Institution:
                                       COMMERZBANK AG, NEW YORK &
                                       GRAND CAYMAN BRANCHES

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       Name of Institution:
                                       THE FUJI BANK, LIMITED

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       Name of Institution:
                                       BANK OF AMERICA N.A.

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                       Name of Institution:
                                       THE BANK OF NEW YORK
                                       By
                                         ---------------------------------------
                                          Name:
                                          Title: